POAMFDirectors 12/26/95

                                                              Exhibit 99-b(18)
                             POWER OF ATTORNEY

We, the undersigned directors and officers of Aetna Series Fund Inc., Aetna Investment Advisers Fund, Inc., and Aetna Generation Portfolios, Inc. hereby severally constitute and appoint Susan E. Bryant, Julie E. Rockmore and Steven
J. Lauwers, and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, any and all amendments, including but not limited to Pre-Effective and Post-Effective Amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933, as amended:

Aetna Series Fund, Inc. (ten portfolios registered)                   33-41694
Aetna Series Fund, Inc. (three portfolios registered -
      Aetna Generation Funds)                                         33-85620
Aetna Investment Advisers Fund, Inc.                                  33-27247
Aetna Generation Portfolios, Inc.                                     33-88334

Registration Statements filed under the Investment Company Act of 1940:

Aetna Series Fund, Inc.                                               811-6352
Aetna Investment Advisers Fund, Inc.                                  811-5773
Aetna Generation Portfolios, Inc.                                     811-8934

hereby ratifying and confirming on this 12th day of December, 1995, our signatures as they may be signed by our said attorneys to any such Registration Statements and any and all amendments thereto.
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

                   Signature/Title                                             Signature/Title

                 /s/ Shaun P. Mathews                                       /s/ James C. Hamilton
-----------------------------------------------------       ------------------------------------------------------
                   Shaun P. Mathews                                           James C. Hamilton
                President and Director                                   Vice President and Treasurer
            (Principal Executive Officer)                        (Principal Financial and Accounting Officer)

                  /s/ Morton Ehrlich                                           /s/ John Y. Kim
-------------------------------------------------------      -----------------------------------------------------
               Morton Ehrlich, Director                                     John Y. Kim, Director

                /s/ Maria T. Fighetti                                          /s/ Sidney Koch
-------------------------------------------------------      -----------------------------------------------------
             Maria T. Fighetti, Director                                    Sidney Koch, Director

                  /s/ David L. Grove                                        /s/ Corine T. Norgaard
-------------------------------------------------------      -----------------------------------------------------
               David L. Grove, Director                                  Corine T. Norgaard, Director

                /s/ Daniel P. Kearney                                       /s/ Richard G. Scheide
-------------------------------------------------------      -----------------------------------------------------
             Daniel P. Kearney, Director                                 Richard G. Scheide, Director
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